Exhibit 99.2

Veritas DGC Inc. FY 2007 – 1st Quarter Conference Call December 7, 2006

Presentation Outline Introduction Thierry Pilenko, Chairman and CEO Financial Results – First Quarter FY2007 Mark Baldwin, Executive VP, CFO and Treasurer Operations Review Tim Wells, President and COO Summary and Merger Update Thierry Pilenko Question and Answer

Forward-Looking Information The Company cautions that statements in this conference call may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding business prospects. All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties are more fully described in the Company’s reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respect from those currently anticipated. INVESTOR NOTICE In connection with the proposed transaction between Compagnie Générale de Géophysique (“CGG”) and Veritas DGC Inc. (“Veritas”), CGG has filed a registration statement on Form F-4 (File no. 333-138033) (the “Form F-4”), which includes a definitive Proxy Statement/Prospectus, dated November 30, 2006, relating to the CGG ordinary shares underlying the CGG American Depositary Shares (“ADSs”) to be issued in the proposed transaction. CGG and Veritas have also filed, and intend to continue to file, additional relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by CGG with the SEC of a Registration Statement on Form F-6 (the “Form F-6” and together with the Form F-4, the “Registration Statements”) which will include a preliminary prospectus and related materials to register the CGG ADSs), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock. The Registration Statements and the Proxy Statement/Prospectus contain and will contain important information about Veritas, CGG, the proposed transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully, and any other relevant documents filed with the SEC, including all amendments, because they contain important information. Investors and security holders may be able to obtain free copies of the documents filed with the SEC by CGG and Veritas (including the Form F-4 and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may be able to obtain free copies of materials filed with the SEC by CGG and Veritas (including the Form F-4 and, when filed, the Form F-6) by contacting Investor Relations at +1 832 351 8821 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31.Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas’s Form 10-K/A (Amendment No. 1), which was filed with the SEC on or about November 28, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 832 351 8821.CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG’s Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from CGG by contacting Investor Relations at +33 1 64 47 38 31.

Financial Results First Quarter FY2007 Mark Baldwin Executive Vice President, Chief Financial Officer and Treasurer

Q1 FY07 Financial Highlights Revenue up 37% Revenue up in all regions Diluted EPS of $0.68; more than double prior year Operating income up $20 million or 107% Operating income includes expenses of $14 million of exceptional items Reported operating margin of 16%, up from 11% in prior year Backlog at record $550 million

Income Statement – 1st Quarter in millions, except EPSQ1 FY07Q1 FY06Amount%Revenue230.8$ 168.7$ 62.1$ 37%Operating Income37.918.319.6107%Interest Expense2.21.50.747%Interest Income(5.0)(1.9)(3.1)163%Other (Income)/Expense-(2.1)2.1-100%Net income before taxes40.720.819.996%Net Income27.511.815.7133%Diluted EPS0.68$ 0.32$ 0.36$ 113%Change

Exceptional items – 1st Quarter FY2007 in millionsQ1 FY07Merger and related costs10.3$ Depreciation expense on land assets-previously considered held for sale2.7Professional fees-Foreign tax settlement1.4Impact to operating income14.4

Revenue Mix – 1st Quarter

in millions	Q1 FY07	Q1 FY06	Change Amount	Change %
Multi-client:				
Land	43.7	25.9	17.8	69%
Marine	64.6	48.6	16.0	33%
Subtotal	108.3	74.5	33.8	45%
Contract:				
Land	48.8	47.6	1.2	3%
Marine	73.7	46.6	27.1	58%
Subtotal	122.5	94.2	28.3	30%
Total Revenue	230.8	168.7	62.1	37%

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Seasonal Revenue Trends 050100150200250Q1 Aug l Sep l Oct Q2 Nov l Dec l Jan Q3 Feb l Mar l Apr Q4 May l Jun l Jul FY 07, Q1: $231 2007 Revenue 2006 Revenue 2005 Revenue 2004 Revenue in $ Millions 0501001502002503001st Qtr2nd Qtr3rd Qtr4th Qtr

Revenue Trend



300
250
200
150
100
50
0
$ millions
Contract
Multi-client
63
39
63
82
98
83
65
71
85
45
104
88
128
48
72
65
94
75
116
123
147
89
113
66
123
108
Q1
Q2
Q3
Q4
2004
Q1
Q2
Q3
Q4
2005
Q1
Q2
Q3
Q4
2006
Q1
2007

10

Multi-client Revenue



140
120
100
80
60
40
20
0
$ millions
20
19
16
66
29
54
17
54
13
32
26
62
19
29
29
36
43
32
57
66
16
73
40
26
52
56
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2004
2005
2006
2007
Current Projects
Completed Surveys

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Condensed Balance Sheet Oct 31,Jul 31, $ millions20062006Cash353.8402.0Other current assets291.8254.1PP&E141.9110.6Multi-client data library324.1296.6Other long-term assets64.094.7Total assets1,175.61,158.0Current debt155.0155.0Other current liabilities236.5257.9Other non-current liabilities34.334.6Stockholders' equity749.8710.5Total liabilities and equity1,175.61,158.0

Cash Flow – 1st Quarter Oct 31,Oct 31,$ millions20062005Net income27.511.8Depreciation and amortization14.69.0Multi-client amortization57.952.8Working capital and other(57.3)(44.2)Cash from operating activities42.729.4Multi-client investment, net(80.9)(61.6)Capital expenditures(19.2)(11.5)Other investing activities1.113.7Cash used in investing activities(99.0)(59.4)Cash from financing7.96.9Currency gain on foreign cash0.31.7Change in cash(48.1)(21.4)

Outlook for FY 2007 Another year of strong top line growth and operating margin improvement Cash multi-client investment of approximately $270 to $300 million Capital spending of approximately $230 - $250 million Estimated annual effective tax rate in the range of 33% to 34%

Operations Review Tim Wells President and Chief Operating Officer

USA - Lower 48 Oman Canada 15 crews: 1 - Oman, 5 - Canada, 6 -US (lower 48), 1 –Russia, 1 – Kazakhstan, 1 - Libya Veritas Land Acquisition Activity ●●●●●Libya Kazakhstan ●Russia

Current Veritas Recording Vessel Activity●●●SR/V VERITAS VIKING II Philippines - Contract VERITAS VOYAGER Nor Asia - Contract M/V PACIFIC SWORD Indonesia - Contract ●●M/V SEISQUEST Africa - Contract SR/V VERITAS VANTAGE Gulf of Mexico - Contract SR/V VERITAS VIKING UK – Data Library ●

Veritas Backlog Quarterly Trend



US$ in millions
600
500
400
300
200
100
0
$300
$550
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Land Acquisition
Marine Acquisition
Processing
Multi-Client

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Summary and Merger Update Thierry Pilenko Chairman and Chief Executive Officer

Summary An excellent start to fiscal year 2007 Market conditions continue to improve fueled by long term exploration activity Contract market shows high visibility well until 2008 Continuous strong demand for high quality data libraries

CGG Veritas Merger Update In summary, merger is on track Proxy statement has been filed and should be mailed this week The Veritas Shareholders’ meeting is scheduled for January 9, 2007 Integration planning is proceeding smoothly Closing is expected early January 2007

Veritas DGC Inc. FY 2007 – First Quarter Conference Call Question & Answer